                                                                    EXHIBIT 10.1

                        PAYLESS SHOESOURCE FINANCE, INC.

                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

         This FIRST AMENDMENT, dated as of January 24, 2002 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of April 17, 2000 (the "CREDIT AGREEMENT"), by and among PAYLESS SHOESOURCE FINANCE, INC., a Nevada corporation ("COMPANY"), PAYLESS SHOESOURCE, INC., a Delaware corporation ("PARENT"), and CERTAIN SUBSIDIARIES OF PARENT, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as sole Lead Arranger and as sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), BANK ONE, NA, with its main office in Chicago, Illinois, as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT"), and FIRST UNION NATIONAL BANK, as Documentation Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

         WHEREAS, Parent and Company have requested that Requisite Lenders agree to make amendments to certain provisions of the Credit Agreement; and

         WHEREAS, Administrative Agent and Requisite Lenders have agreed to amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        AMENDMENTS TO CREDIT AGREEMENT

                  A. AMENDMENTS TO SECTION 1: DEFINITIONS.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

                  " 'BACK-TO-BACK GUARANTOR' is defined in the definition of Back-to-Back Loans."

                  " 'BACK-TO-BACK LOANS' means any unsecured Indebtedness of a Foreign Subsidiary of Parent to an Eligible Bank (i) which Indebtedness is guaranteed by another Foreign Subsidiary of Parent (a "BACK-TO-BACK GUARANTOR"), (ii) where such guarantee by a Back-to-Back Guarantor is secured solely by funds in a certificate of deposit or other cash collateral account held by such Eligible Bank to which the Indebtedness is owed (a "CD ACCOUNT"), (iii) where all or a portion of the funds used by such Back-to-Back Guarantor to fund such CD Account are directly or indirectly from the proceeds of a capital contribution permitted by Section 6.5 and (iv) at all times the principal amount of such Indebtedness shall be equal to or less than the amounts in the CD Account."

                  " 'CD ACCOUNT' is defined in the definition of Back-to-Back Loans."

                  " 'ELIGIBLE BANK' means (i) a commercial bank or its affiliates organized under the laws of the United States, or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (ii) a commercial bank or its affiliates organized under the laws of any other country that (a) accepts deposits and makes loans in the ordinary course of its business, (b) has affiliates in the Cayman Islands, Jersey Islands, British Virgin Islands or any other country with similar tax laws, (c) is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, (d) has total assets in excess of $5,000,000,000 and (e) is acting through a branch or agency located in the country in which it is organized, in the Cayman Islands, or in another country that is also a member of the OECD; or (iii) if in any particular country there is no commercial bank that qualifies under (i) or (ii) above, then a commercial bank organized under the laws of such country that (a) accepts deposits and makes loans in the ordinary course of its business, (b) has affiliates in the Cayman Islands, Jersey Islands, British Virgin Islands or any other country with similar tax laws, and
         (c) has total assets in an amount which ranks such commercial bank in terms of total assets in the top one-third of all commercial banks in such country which both accept deposits and make loans in the ordinary course of their business and have affiliates in the Cayman Islands, Jersey Islands, British Virgin Islands or any other country with similar tax laws."

                  (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Fiscal Year" in its entirety and substituting therefore the following:

                  " 'FISCAL YEAR' means (a) with respect to Parent and its Subsidiaries (except those Foreign Subsidiaries described in clause (b) below) the fiscal year ending on the Saturday which is the closest to January 31 of each following calendar year and (b) with respect to any Foreign Subsidiary that is not permitted by applicable laws, rules or regulations, or orders of any Governmental Authority, to have a fiscal year-end on the Saturday which is the closest to January 31, the annual accounting period for such Foreign Subsidiary as of (i) the Closing Date or (ii) if such Foreign Subsidiary becomes a Subsidiary of Parent after the Closing Date, the date established when such Foreign Subsidiary became a Subsidiary of Parent."

                  (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Fixed Charge Coverage Ratio" in its entirety and substituting therefore the following:



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


                  " 'FIXED CHARGE COVERAGE RATIO' means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDAR for the four-Fiscal Quarter Period then ending, to (ii) the sum of (A) Consolidated Fixed Charges plus (B) the aggregate amount of all purchases, redemptions or other acquisitions by Parent of shares of its Capital Stock in accordance with Section 6.4(vi), in each case for such four-Fiscal Quarter Period."

                  B. AMENDMENTS TO SECTION 3: CONDITIONS PRECEDENT.

                  (a) Section 3.3 of the Credit Agreement is hereby amended by adding the following clause (c) to the conclusion thereof as follows:

                  "(c) If at any time, Parent or any Domestic Subsidiary of Parent consummates a sale or other conveyance of the Capital Stock of a directly owned Foreign Subsidiary in accordance with the terms of
         Section 6.7(i) or Section 6.7(j) and such sale or conveyance results in the ownership of such Capital Stock by a Foreign Subsidiary of Parent then, (x) the security interest granted to the Administrative Agent in such Capital Stock owned by such Foreign Subsidiary shall automatically terminate and (y) at the written request and expense of Company, Administrative Agent shall take or cause to be taken any action, to execute and deliver or cause to be executed and delivered any agreement, document and instrument, and make or cause to be made any filing and recording, in each case as reasonably requested by Company in order to evidence such termination including, without limitation, return of the applicable pledged Share Collateral and stock powers related thereto. Notwithstanding anything herein to the contrary, 65% of the Capital Stock in a Material Foreign Subsidiary which is directly owned by Parent or any Domestic Subsidiary of Parent (after giving effect to any permitted sale or conveyance in accordance with Section 6.7(i) and Section 6.7(j)) shall at all times be pledged to Administrative Agent as Share Collateral and subject to a First Priority Lien in favor of Administrative Agent in accordance with
         Section 5.9(d) and the Pledge Agreement."

                  C. AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

                  (a) Section 6.1(g) of the Credit Agreement is hereby amended by deleting Section 6.1(g) in its entirety and replacing it with the following:

                  "(g) Indebtedness under leases arising out of Permitted Sale-Leasebacks made in compliance with Section 6.9, in an aggregate amount not to exceed $50,000,000."

                  (b) Section 6.1(l) of the Credit Agreement is hereby amended by deleting Section 6.1(l) in its entirety and replacing it with the following:

                  "(l) other Indebtedness of the Company's Subsidiaries, provided that the aggregate amount of such Indebtedness, together with the aggregate amount of Indebtedness permitted under Section 6.1(n), in each case outstanding as of the date of determination, shall not exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year less the aggregate outstanding amount of


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


         Indebtedness of Parent or Company that was incurred pursuant to Section 6.1(m) and is guaranteed by any Subsidiary of Company:


                         FISCAL YEAR                INDEBTEDNESS AMOUNT
                     -------------------           --------------------
                     Fiscal Year ending                $ 35,000,000
                     February 3, 2001

                     Fiscal Year ending                $ 25,000,000
                     February 2, 2002

                     Fiscal Year ending                $ 80,000,000
                     February 1, 2003

                     Fiscal Year ending                $115,000,000
                     January 31, 2004

                     Fiscal Year ending                $140,000,000
                     January 29, 2005

                     Thereafter                        $160,000,000

                  (c) Section 6.1(m) of the Credit Agreement is hereby amended by deleting Section 6.1(m) in its entirety and replacing it with the following:

                  "(m) other Indebtedness of the Parent and Company, in an aggregate amount not to exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year; provided however, that if such Indebtedness is guaranteed by any Subsidiary of Company pursuant to, and in compliance with, Section 6.1(l), such Indebtedness shall not be applied to reduce the amount of Indebtedness permitted under this Section 6.1(m):

                        FISCAL YEAR                 INDEBTEDNESS AMOUNT
                     ------------------             -------------------
                     Fiscal Year ending                 $15,000,000
                     February 3, 2001

                     Fiscal Year ending                 $15,000,000
                     February 3, 2002

                     Fiscal Year ending                 $ 5,000,000
                     February 1, 2003

                     Fiscal Year ending                 $15,000,000
                     January 31, 2004

                     Fiscal Year ending                 $15,000,000
                     January 29 , 2005
                     and thereafter


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


                  (d) Section 6.1 of the Credit Agreement is hereby amended by adding new clauses (n), (o) and (p) at the conclusion thereof as follows:

                  "(n) Indebtedness of any Foreign Subsidiary arising from Back-to-Back Loans to such Foreign Subsidiary in an aggregate amount for all such Foreign Subsidiaries not to exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year:

                        FISCAL YEAR                 INDEBTEDNESS AMOUNT
                     ------------------             -------------------
                     Fiscal Year ending                 $25,000,000
                     February 2, 2002

                     Fiscal Year ending                 $60,000,000
                     February 1, 2003

                     Fiscal Year ending                 $95,000,000
                     January 31, 2004

                     Fiscal Year ending                $120,000,000
                     January 29, 2005
                     and thereafter

                   (o) Indebtedness of a Back-to-Back Guarantor arising from guaranties of Back-to-Back Loans permitted by Section 6.1(n) in an aggregate amount for all such Back-to-Back Guarantors not to exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year:

                             FISCAL YEAR            INDEBTEDNESS AMOUNT
                     ----------------------------- ----------------------
                     Fiscal Year ending                 $25,000,000
                     February 2, 2002

                     Fiscal Year ending                 $60,000,000
                     February 1, 2003


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


                        FISCAL YEAR                 INDEBTEDNESS AMOUNT
                     ------------------             -------------------
                     Fiscal Year ending                 $95,000,000
                     January 31, 2004

                     Fiscal Year ending                $120,000,000
                     January 29, 2005
                     and thereafter

                  ; provided that the aggregate amount of any such Indebtedness shall at all times be equal to the aggregate amount of outstanding Back-to-Back Loans; and

                  (p) Indebtedness of any direct wholly-owned Foreign Subsidiary of a non-wholly-owned Foreign Subsidiary of Parent to such non-wholly-owned Foreign Subsidiary of Parent."

                  (e) Section 6.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (n) thereof.

                  (f) Section 6.2(o) of the Credit Agreement is hereby amended by deleting Section 6.2(o) in its entirety and replacing it with the following:

                  "other Liens on assets other than the Share Collateral securing Indebtedness in an aggregate amount not to exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year:

            FISCAL YEAR                  INDEBTEDNESS AMOUNT
         ------------------              -------------------
         Fiscal Year ending                 $50,000,000
         February 3, 2001

         Fiscal Year ending                 $40,000,000
         February 2, 2002

         Fiscal Year ending                 $40,000,000
         February 1, 2003

         Fiscal Year ending                 $65,000,000
         January 31, 2004

         Fiscal Year ending                 $75,000,000
         January 29, 2005
         and thereafter


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


                  (g) Section 6.2 of the Credit Agreement is hereby further amended by adding a new clause (p) at the conclusion thereof as follows:

                  "(p) Liens on CD Accounts incurred by a Back-to-Back Guarantor solely to secure guaranties permitted under Section 6.1(o)."

                  (h) Section 6.5(d) of the Credit Agreement is hereby amended by adding the following at the conclusion thereof:

                  "; provided, however, that notwithstanding the foregoing, any Investment made in a Back-to-Back Guarantor relating to a Back-to-Back Loan shall not be permitted under this clause (d)."

                  (i) Section 6.5(i) of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof.

                  (j) Section 6.5(j) of the Credit Agreement is hereby amended by deleting Section 6.5(j) in its entirety and replacing it with the following:

                  "(j) other Investments, provided that the aggregate amount of such Investments, together with the aggregate amount of all Investments made in accordance with Section 6.5(l), in each case made after the Closing Date through the date of determination, shall not exceed at any time in any Fiscal Year the corresponding amount set forth below opposite such Fiscal Year:


            FISCAL YEAR                  INVESTMENT AMOUNT
         ------------------              -----------------
         Fiscal Year ending                 $75,000,000
         February 3, 2001

         Fiscal Year ending                 $40,000,000
         February 2, 2002

         Fiscal Year ending                 $70,000,000
         February 1, 2003

         Fiscal Year ending                $100,000,000
         January 31, 2004

         Fiscal Year ending                $120,000,000
         January 29, 2005

         Thereafter                        $130,000,000


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


                  (k) Section 6.5 of the Credit Agreement is hereby amended by adding new clauses (k), (l), (m) and (n) at the conclusion thereof as follows:

                  "(k) Investments made by a Back-to-Back Guarantor in a CD Account at an Eligible Bank and made solely in connection with guaranties of Back-to-Back Loans by such Back-to-Back Guarantor as permitted under Section 6.1(o); provided that the aggregate amount of any such Investments in the relevant CD Account shall at all times be equal to or greater than the aggregate amount of the applicable outstanding Back-to-Back Loan;

                  (l) Investments consisting of capital contributions made to Foreign Subsidiaries of Parent, which Investments are made for the sole purpose of providing funds to a Back-to-Back Guarantor to be deposited in a CD Account in connection with a Back-to-Back Loan otherwise permitted hereunder, provided that the aggregate amount for all Credit Parties of all such Investments made after the Closing Date through the date of determination shall not to exceed the corresponding amount set forth below opposite such Fiscal Year:

             FISCAL YEAR                 INVESTMENT AMOUNT
         ------------------              -----------------
         Fiscal Year ending                 $20,000,000
         February 2, 2002

         Fiscal Year ending                 $45,000,000
         February 1, 2003

         Fiscal Year ending                 $70,000,000
         January 31, 2004

         Fiscal Year ending                $105,000,000
         January 29, 2005
         and thereafter


                  (m) Investments consisting of capital contributions made by Foreign Subsidiaries of Parent to other Foreign Subsidiaries of Parent solely with the proceeds of Investments made in accordance with Section 6.5(l) and for the sole purpose of ultimately contributing the proceeds of such Investment to a Back-to-Back Guarantor in order to provide funds to such Back-to-Back Guarantor to be deposited in a CD Account in connection with a Back-to-Back Loan otherwise permitted hereunder; and

                  (n) Investments made by a non-wholly-owned Foreign Subsidiary of Parent in such non-wholly-owned Foreign Subsidiary's wholly-owned Subsidiaries.

                  (l) Section 6.6(a) of the Credit Agreement is hereby amended by deleting Section 6.6(a) in its entirety and replacing it with the following:


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


                  "(a) Minimum Fixed Charge Coverage Ratio. Parent shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter (which last day occurs in any period set forth below), beginning with the Fiscal Quarter ending April 29, 2000, to be less than the correlative ratio indicated:


                                           FIXED CHARGE
          FISCAL QUARTER                  COVERAGE RATIO
         --------------------             --------------
         April 29, 2000 -                    1.75:1.00
         November 3, 2001

         November 4, 2001 -                  1.55:1.00
         February 2, 2002

         February 3, 2002 -                  1.50:1.00
         May 4, 2002

         May 5, 2002 -                       1.55:1.00
         August 3, 2002

         August 4, 2002 -                    1.65:1.00
         November 2, 2002

         November 3, 2002 and                1.75:1.00
         and thereafter

                  (m) Section 6.6(d) of the Credit Agreement is hereby amended by deleting the proviso therein in its entirety and replacing it with the following:

                  "provided, such amount for any Fiscal Year shall be increased by an amount equal to the excess, if any, of such amount for the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year (the "CARRY-OVER AMOUNT"); provided further, that notwithstanding the preceding proviso (i) any Carry-Over Amount may not increase the permitted amount of Consolidated Capital Expenditures for the Fiscal Year which begins on February 3, 2002 and ends on February 1, 2003 ("FISCAL YEAR 2002") and (ii) the Carry-Over Amount at the end of Fiscal Year 2002 shall increase the permitted amount of Consolidated Capital Expenditures for the Fiscal Year which begins on February 2, 2003 and ends on January 31, 2004 ("FISCAL YEAR 2003") only if the ratio of the amount of "Total Operating Activities" as set forth on the Parent's Form 10-Q for the fiscal quarter ending August 2, 2003 to the sum of (a) one-half of the amount of Consolidated Capital Expenditures otherwise permitted to be made or incurred by Parent and its Subsidiaries for Fiscal Year 2003 under this Section 6.6(d) plus
(b) one-half of the Carry-Over Amount at the end of Fiscal Year 2002 plus (c) the aggregate amount of all required payments of Indebtedness (including, without limitation, the aggregate amount of scheduled Installments set forth in
Section 2.12) for the first six months of Fiscal Year 2003 plus (d) one-half of the amount


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


of Parent's purchases, redemptions or other acquisitions of shares of its Capital Stock permitted by Section 6.4(vi) for Fiscal Year 2003, is greater than 1.00:1.00."

                  (n) Section 6.7 of the Credit Agreement is hereby amended by
(i) deleting the word "and" at the end of clause (g) thereof, (ii) deleting the phrase "board of directors of Parent" in clause (h) thereof and replacing it with "board of directors of Payless ShoeSource, Inc., a Missouri corporation",
(iii) deleting "." at the conclusion of clause (h) thereof and replacing it with ";".

                  (o) Section 6.7 of the Credit Agreement is hereby amended by adding a new clause (i), (j) and (k) at the conclusion thereof as follows:

                  "(i) Parent and any Subsidiary of Parent may sell or otherwise convey the Capital Stock of any Foreign Subsidiary to any wholly-owned Subsidiary of Parent; provided, (i) at the time of any such sale or conveyance, no Default or Event of Default shall exist or shall result from such sale or conveyance, (ii) such sale or conveyance shall not in any manner adversely affect the Lenders, their rights and remedies under any Credit Document, the Share Collateral or the Administrative Agent's Liens, on behalf of Agents and Lenders on the Share Collateral, or the priority of such Liens (other than the release of any Share Collateral pursuant to Section 3.3), (iii) the Administrative Agent shall receive prior written notice of such sale or conveyance along with any other information reasonably requested by Administrative Agent in connection therewith and (iv) 65% of the Capital Stock in a Material Foreign Subsidiary which is directly owned by Parent or any Domestic Subsidiary of Parent (after giving effect to any permitted sale or conveyance in accordance with this clause (i)) shall at all times be pledged to Administrative Agent as Share Collateral and subject to a First Priority Lien in favor of Administrative Agent in accordance with
         Section 5.9(d) and the Pledge Agreement;

                  (j) Parent and any Subsidiary of Parent may sell or otherwise convey the Capital Stock of any non-wholly-owned Foreign Subsidiary to any other non-wholly-owned Foreign Subsidiary of Parent; provided, (i) that after giving effect to the consummation of such sale or conveyance, the effective direct or indirect ownership of Parent in the non-wholly-owned Foreign Subsidiary sold or conveyed is at least equal to the effective direct or indirect ownership of Parent in such non-wholly-owned Foreign Subsidiary prior to the consummation of such sale or conveyance, (ii) at the time of any such sale or conveyance, no Default or Event of Default shall exist or shall result from such sale or conveyance, (iii) such sale or conveyance shall not in any manner adversely affect the Lenders, their rights and remedies under any Credit Document, the Share Collateral or the Administrative Agent's Liens, on behalf of Agents and Lenders on the Share Collateral, or the priority of such Liens (other than the release of any Share Collateral pursuant to Section 3.3), (iv) the Administrative Agent shall receive prior written notice of such sale or conveyance along with any other information reasonably requested by Administrative Agent in connection therewith and (v) 65% of the Capital Stock in a Material Foreign Subsidiary which is directly owned by Parent or any Domestic Subsidiary of Parent (after giving effect to any permitted sale or conveyance in accordance with this clause (i)) shall at all times be pledged to Administrative Agent as

         Share Collateral and subject to a First Priority Lien in favor of Administrative Agent in accordance with Section 5.9(d) and the Pledge Agreement; and

                  (k) Parent and any Domestic Subsidiary of Parent may sell or otherwise convey the Capital Stock of any Domestic Subsidiary to any other wholly-owned Domestic Subsidiary of Parent; provided, (i) at the time of any such sale or conveyance, no Default or Event of Default shall exist or shall result from such sale or conveyance, (ii) such sale or conveyance shall not in any manner adversely affect the Lenders, their rights and remedies under any Credit Document, the Share Collateral or the Administrative Agent's Liens, on behalf of Agents and Lenders on the Share Collateral, or the priority of such, (iii) the Administrative Agent shall receive prior written notice of such sale or conveyance along with any other information reasonably requested by Administrative Agent in connection therewith and (iv) 100% of the Capital Stock of all Domestic Subsidiaries shall at all times be pledged to Administrative Agent as Share Collateral and subject to a First Priority Lien in favor of Administrative Agent in accordance with
         Section 5.9(c) and the Pledge Agreement."

                  (p) Section 6.9 of the Credit Agreement is hereby amended by
(i) deleting the reference to "Section 6.7(i)" in the proviso thereof and replacing it with "Section 6.7(h)" and (ii) deleting the reference to "$75,000,000" in the proviso thereof and replacing it with "$50,000,000".

                  (q) Section 6.13 of the Credit Agreement is hereby amended by deleting Section 6.13 in its entirety and replacing it with the following:

                  "6.13. FISCAL YEAR. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year-end."

SECTION II.       CONDITIONS PRECEDENT TO EFFECTIVENESS

                  The effectiveness of the amendments set forth at Section I hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "FIRST AMENDMENT CLOSING DATE"):

                  (a) The Company, Parent, other Credit Parties and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

                  (b) The Administrative Agent shall have received a certificate from an officer of the Company and Parent stating that as of the First Amendment Closing Date, the representations and warranties contained in Section III herein and in the other Credit Documents are true, correct and complete in all respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all respects on and as of such earlier date.


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


                  (d) The Administrative Agent shall have received a certificate from an officer of the Company and Parent stating that as of the First Amendment Closing Date, no event has occurred and is continuing that would constitute an Event of Default or a Default.

                  (e) The Administrative Agent shall have received, for distribution to all Lenders executing this Amendment, an amendment fee equal to 0.20% of such Lender's Term Loans and Revolving Credit Commitment as of the date hereof.

                  (f) Company shall have paid all fees and other amounts due and payable on or prior to the First Amendment Closing Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

                  (g) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may reasonably request.

SECTION III.      REPRESENTATIONS AND WARRANTIES

                  A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

                  C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect,
(B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in this clause (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect,

(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Closing Date.

                  D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

                  E. BINDING OBLIGATION. This Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. The representations and warranties contained in the Credit Documents are and will be true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.       ACKNOWLEDGMENT AND CONSENT

         Each of Parent and each wholly-owned Domestic Subsidiary of Parent (other than Company) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral (as defined in the Collateral Documents) to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Parent and each wholly-owned Domestic Subsidiary of Parent who has guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the

Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Administrative Agent, and grants to the Administrative Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V.        MISCELLANEOUS

         A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         C. REFERENCE TO CREDIT AGREEMENT. On and after the First Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         E. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         H. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                      PAYLESS SHOESOURCE FINANCE, INC.


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President


GUARANTORS:                   PAYLESS SHOESOURCE, INC. (MO)


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: Senior Vice President-Chief
                                         Financial Officer and Treasurer


                              DYELIGHTS, INC.


                              By: /s/ William J. Rainey
                                  --------------------------------------
                                  Name:  William J. Rainey
                                  Title: Vice President


                              PSS DELAWARE COMPANY 2, INC.


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: Vice President


                              PSS DELAWARE COMPANY 3, INC.


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: Vice President

                              PSS DELAWARE COMPANY 4, INC.


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: Vice President


                              PAYLESS SHOESOURCE, INC. (DE)


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: Senior Vice President-Chief
                                         Financial Officer and Treasurer


                              PAYLESS SHOESOURCE GOLD VALUE, INC.


                              By: /s/ Ullrich E. Porzig
                                  --------------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President


                              SHOE SOURCING, INC.


                              By: /s/ William J. Rainey
                                  --------------------------------------
                                  Name:  William J. Rainey
                                  Title: Vice President

                              PAYLESS PURCHASING SERVICES, INC.


                              By: /s/ Ullrich E. Porzig
                                  ------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President

                              EASTBOROUGH, INC.


                              By: /s/ William J. Rainey
                                  ------------------------------
                                  Name:  William J. Rainey
                                  Title: Vice President


                              PAYLESS SHOESOURCE WORLDWIDE, INC.


                              By: /s/ William J. Rainey
                                  ------------------------------
                                  Name:  William J. Rainey
                                  Title: Vice President


                              PSS LABOR LEASING, INC.


                              By: /s/ Ullrich E. Porzig
                                  ------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President


                              PSS INVESTMENT I, INC.


                              By: /s/ Ullrich E. Porzig
                                  ------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President


                              PSS INVESTMENT III, INC.


                              By: /s/ Ullrich E. Porzig
                                  ------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President

                              PAYLESS SHOESOURCE DISTRIBUTION, INC.


                              By: /s/ William J. Rainey
                                  ----------------------------------
                                  Name:  William J. Rainey
                                  Title: Vice President

                              PAYLESS SHOESOURCE MERCHANDISING, INC.


                              By: /s/ William J. Rainey
                                  ----------------------------------
                                  Name:  William J. Rainey
                                  Title: Vice President


                              PSS CANADA, INC.


                              By: /s/ Ullrich E. Porzig
                                  ----------------------------------
                                  Name:  Ullrich E. Porzig
                                  Title: President

ADMINISTRATIVE AGENT
AND A LENDER:                 BANK ONE, NA


                              By: /s/ Debora K. Oberling
                                  -------------------------
                                  Name:  Debora K. Oberling
                                  Title: Director

SOLE SYNDICATION AGENT,
SOLE LEAD ARRANGER,
AND A LENDER:                 GOLDMAN SACHS CREDIT PARTNERS L.P.,

                              By: /s/ Elizabeth Fischer
                                  -------------------------------
                                  Name:  Elizabeth Fischer
                                  Title: Authorized Signatory

DOCUMENTATION AGENT
AND A LENDER:                 FIRST UNION NATIONAL BANK


                              By: /s/ Stephen T. Dorosh
                                  -------------------------
                                  Name:   Stephen T. Dorosh
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              ABN AMRO Bank N.V.


                              By: /s/ W. Stephen Jones
                                  -----------------------------
                                  Name:   W. Stephen Jones
                                  Title:  Senior Vice President

                              By:  /s/ Peter J. Hallan
                                  -----------------------------
                                  Name:   Peter J. Hallan
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              BANCO ESPIRITO SANTO, S.A., NASSAU BRANCH


                              By: /s/ Terry R. Hull
                                  -----------------------------
                                  Name:   Terry R. Hull
                                  Title:  Senior Vice President

                              By: /s/ Andrew W. Orsen
                                  -----------------------------
                                  Name:   Andrew W. Orsen
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              BANCO POPULAR DE PUERTO RICO
                              NEW YORK BRANCH


                              By: /s/ Hector A. Vina
                                  ------------------------
                                  Name:   Hector A. Vina
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              BANK OF CANTON OF CALIFORNIA


                              By: /s/ Ben C. Hom
                                  -----------------------------------
                                  Name:   Ben C. Hom
                                  Title:  SVP & SENIOR CREDIT OFFICER

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              The Bank of New York


                              By: /s/ Charlotte Sohn Fuiks
                                  ----------------------------
                                  Name:   Charlotte Sohn Fuiks
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              Citizens Bank of Massachusetts


                              By: /s/ John E. Lucas
                                  --------------------------
                                  Name:   John E. Lucas
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              EAST WEST BANK


                              By: /s/ Nancy A. Moore
                                  -----------------------------
                                  Name:   Nancy A. Moore
                                  Title:  Senior Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              Fleet National Bank


                              By: /s/ Judith C.E. Kelly
                                  -------------------------
                                  Name:   Judith C.E. Kelly
                                  Title:  Director

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              Fuji Bank, Limited


                              By: /s/ Nobuoki Koike
                                  -----------------------------
                                  Name:   Nobuoki Koike
                                  Title:  Senior Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              HSBC Bank USA


                              By: /s/ Robert Corder
                                  ---------------------
                                  Name:   Robert Corfer
                                  Title:  FVP

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              Hua Nan Commercial Bank, Ltd. Los Angeles Branch


                              By: /s/ George Sheng-I Chang
                                  -----------------------------
                                  Name:   George Sheng-I Chang
                                  Title:  SVP / General Manager

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              IKB Deutsche Industriebank AG
                              Luxembourg Branch


                              By: /s/ Ann Bohorquez
                                  --------------------------
                                  Name:   Ann Bohorquez
                                  Title:  Assistant Director

                              By: /s/ Manfred Ziwey
                                  --------------------------
                                  Name:   Manfred Ziwey
                                  Title:  Director

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              The International Commercial Bank of China


                              By: /s/ Chung-Yei Wang
                                  -----------------------------------
                                  Name:   Chung-Yei Wang
                                  Title:  VP & Deputy General Manager

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              The Mitsubishi Trust and Banking Corporation


                              By: /s/ Hiroyuki Tsuru
                                  ------------------------------
                                  Name:   Hiroyuki Tsuru
                                  Title:  Deputy General Manager

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              RZB FINANCE LLC


                              By: /s/ John A. Valiska
                                  ----------------------------------
                                  Name:   John A. Valiska
                                  Title:  Vice President

                              By: /s/ Christoph Hoedl
                                  ----------------------------------
                                  Name:     Christoph Hoedl
                                  Title:    Assistant Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              UMB BANK, N.A.


                              By: /s/ Robert P. Elbert
                                  ------------------------
                                  Name:   Robert P. Elbert
                                  Title:  Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              United World Chinese Commercial Bank,
                              Los Angeles Agency


                              By: /s/ Tor-Tsai Thomas Tang
                                  ----------------------------
                                  Name:   Tor-Tsai Thomas Tang
                                  Title:  General Manager

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              US BANK NATIONAL ASSOCIATION


                              By: /s/ Amanda Smith
                                  --------------------------------
                                  Name:   Amanda Smith
                                  Title:  Assistant Vice President

                                                          FIRST AMENDMENT TO THE
                                                   CREDIT AND GUARANTY AGREEMENT


                              To approve the First Amendment:

                              Name of Institution:

                              WELLS FARGO BANK TEXAS, N.A.


                              By: /s/ Christina M. Roche
                                  ----------------------------
                                  Name:   Christina M. Roche
                                  Title:  Relationship Manager